DESCRIPTION OF BUSINESS	12 Months Ended
Dec. 31, 2012
DESCRIPTION OF BUSINESS [Abstract]
DESCRIPTION OF BUSINESS

NOTE 1. - DESCRIPTION OF BUSINESS

The Company develops, markets, manufactures and sells paper and plastic products designed to protect valuable information from unauthorized scanning, copying, and digital imaging. In addition, the Company develops, markets and sells digital information services, including data hosting, disaster recovery and data back-up and security services. We have developed security technologies that are applied during the normal printing process. Our technologies and products are used by federal, state and local governments, law enforcement agencies and are also applied to a broad variety of industries as well, including financial institutions, high technology and consumer goods, entertainment and gaming, healthcare/pharmaceutical, defense and genuine parts industries. Our customers use our technologies where there is a need for enhanced security for protection and verification of critical financial instruments and vital records, or where there are concerns of counterfeiting, fraud, identity theft, brand protection and liability.

On October 1, 2012, DSS entered into an Agreement and Plan of Merger (the "Merger Agreement") with Lexington Technology Group Inc., ("Lexington") pursuant to which a wholly-owned subsidiary of DSS will merge with and into Lexington, with Lexington surviving the merger as a wholly-owned subsidiary of DSS (the "Merger"). Defined terms contained in the descriptions of the Merger which follow shall have the meanings described to them in the Merger Agreement, filed with the Securities and Exchange Commission on October 4, 2012.

Assuming the Merger had been completed on December 31, 2012, the following aggregate number of DSS securities would have been issued in the Merger to the holders of Lexington Common Stock and Preferred Stock:

•	19,990,559 shares of DSS Common Stock;

•	7,100,000 shares of DSS Common Stock to be held in escrow;

•	up to 500,000 shares of DSS Common Stock if Lexington's cash balance exceeds $7.5 million to a maximum of $9.0 million at the effective time of the Merger;

•	up to 4,859,894 Warrants with an exercise price of $4.80 per share that are exercisable for an aggregate of 4,859,894 shares of DSS Common Stock;

•	additional shares of DSS convertible preferred stock, or warrants with an exercise price of $.02 per share if the proposal to authorize DSS Preferred Stock is not approved by DSS stockholders, to any Lexington preferred stockholder that would beneficially own more than 9.99% of DSS Common Stock as a result of this Merger; and for Lexington option holders only, 2,000,000 options to purchase DSS Common Stock in exchange for their options to purchase 3,600,000 shares of Lexington Common Stock.

Lexington is a private intellectual property monetization company that recently acquired a patent portfolio of six patents and four pending patent applications relating to technology invented by Thomas Bascom (the "Bascom Portfolio"). Lexington is focused on the economic benefits of intellectual property assets through acquiring or internally developing patents or other intellectual property assets (or interests therein) and then monetizing such assets through a variety of value enhancing initiatives, including, but not limited to:

•	licensing,

•	customized technology solutions (such as applications for medical electronic health records),

•	strategic partnerships, and

•	litigation.

On October 3, 2012, Lexington, through its wholly-owned subsidiary, Bascom Research, initiated patent infringement lawsuits in the United States District Court for the Eastern District of Virginia against five companies, including Facebook, Inc. and LinkedIn Corporation, for unlawfully using systems that incorporate features claimed in patents owned by Bascom Research. The patents-in-suit relate to the data structure used by social and business networking web sites and Web 2.0 corporate intranets. Starting on December 12, 2012, the lawsuits were transferred to the United States District Court in the Northern District of California.

Immediately following the completion of the Merger, the former stockholders of Lexington are expected to own approximately 56% of the outstanding common and preferred stock (if approved, or $.02 Warrants) of the combined company (on a fully-diluted basis including options and warrants without taking into effect the Beneficial Ownership Condition) and the current stockholders of DSS are expected to own approximately 44% of the outstanding common stock and preferred stock of the combined company. These calculations exclude DSS Common Stock held by Lexington's stockholders prior to the completion of the Merger. These percentages of ownership include the 7,100,000 shares held in escrow, which are eligible to be voted while in escrow. If the Escrow Shares are terminated (which will be determined one year after the Effective Date), Lexington shareholders would own a 50%, with DSS shareholders owning 50% (on a fully-diluted basis including options and warrants without taking into effect the Beneficial Ownership Condition).

We have expended significant effort and management attention on the proposed Merger transaction. There is no assurance that the transaction contemplated by the Merger Agreement will be consummated. If the Merger transaction is not consummated for any reason, our business and operations, as well as the market price of our stock and warrants may be adversely affected. For accounting purposes, based on our preliminary assessment, Lexington was identified as the "acquirer", as it is defined in FASB Topic ASC 805. As a result, in the post-combination consolidated financial statements, Lexington's assets and liabilities will be presented at its pre-combination amounts, and our assets and liabilities will be recognized and measured in accordance with the guidance for business combinations in ASC 805. However, the assumptions used for this assessment may change which could result in DSS being identified as the accounting "acquirer" on date of the Merger. The Company has filed a Form S-4 Registration Statement with the SEC regarding the proposed Merger. The Merger requires approval by the stockholders of both Lexington and DSS, and if approved, we currently estimate that the Merger will close sometime during the first half of 2013.